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                                                                     Exhibit 1.1


                  WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
                       10,000,000 Shares of Common Stock

                            UNDERWRITING AGREEMENT

                                                                  March __, 1998


FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
PRUDENTIAL SECURITIES INCORPORATED
BLACK & COMPANY, INC.
  as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia 22209

Dear Sirs:

     Wilshire Real Estate Investment Trust Inc. (the "Company"), Wilshire Real Estate Partnership L.P. (the "Operating Partnership") and Wilshire Financial Services Group Inc. ("WFSG") each confirms its agreement (and in the case of WFSG only as to Sections 9 and 10 hereof) with Friedman, Billings, Ramsey & Co., Inc., Prudential Securities Incorporated and Black & Company, Inc. and each of the other Underwriters listed in Schedule I hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc., Prudential Securities Incorporated and Black & Company, Inc. are acting as Representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.0001 per share, of the Company ("Common Stock"), totaling 10,000,000, set forth in
Schedule I hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of 1,500,000 additional shares of Common Stock to cover over-allotments, if any. The 10,000,000 shares of Common Stock (the "Initial Shares") to be purchased by the Underwriters and all or any part of the 1,500,000 shares of Common Stock subject to the option described in Section 1(b) hereof that the Underwriters elect to purchase (the "Option Shares") are hereinafter called, collectively, the "Shares." The Company acknowledges that at its request, the Underwriters have reserved up to 200,000 of the Initial Shares for sale to directors, officers and employees of WFSG and its subsidiaries and members of their immediate families at the initial public offering price of the Shares net of any underwriting discounts or commissions.

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     The Company has filed with the Securities and Exchange Commission (the
"Commission"), a registration statement on Form S-11 (No. 333-39035) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement that becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. Each prospectus included in the registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations.

     The Company understands that the Underwriters propose to make a public offering of the Shares at the initial public offering price (or the initial public offering price net any underwriting discounts or commissions for certain purchasers described above) set forth in the Prospectus as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Company and the Underwriters agree as follows:

     1.  Sale and Purchase:
         -----------------

     (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price per share of $____, that number of Initial Shares set forth opposite such Underwriter's name in Schedule I, plus any additional number of Initial Shares that such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the public offering price of the Initial Shares after the initial public offering to such extent as the Underwriters may determine in accordance with applicable law.

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     (b) Option Shares.  In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase from the Company up to an aggregate of 1,500,000 Option Shares of Common Stock at the purchase price per share set forth in paragraph (a) above plus any additional number of Option Shares that such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days nor earlier than two full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed by the Representatives and the Company. If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

     2.  Payment and Delivery:
         --------------------

     (a) Initial Shares. Payment of the purchase price for the Initial Shares shall be made to the Company by wire transfer or certified or official bank check payable in federal (same-day) funds at the office of Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Irvine, California 92614 (unless another place shall be agreed upon by the Representatives and the Company) against delivery of the certificates for the Initial Shares to the Representatives for the respective accounts of the Underwriters. Unless postponed pursuant to Section 8, such payment and delivery shall be made at 10:00 a.m., New York City time, on the third (fourth, if this Agreement is executed and delivered after 4:30 p.m. (New York City time) on the date hereof) business day after the date hereof; provided, however, that if the Company has not made available to the Representatives copies of the Prospectus by not later than 10:00 a.m. (New York City time) on the second business day following execution and delivery of this Agreement, the Representatives may, in their sole discretion, postpone such payment and delivery until no later than two (2) full business days following delivery of copies of the Prospectus to the Representatives; provided further, however, that the Underwriters shall cooperate with the Company to meet such deadline for delivery of copies of the Prospectus. The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time." Unless the Representatives elect by notice to the Company and the Depository Trust Corporation at least two full business days prior to the Closing Time to take delivery of the Initial Shares by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives, certificates for the Initial Shares shall be delivered to the Representatives in definitive form registered in such

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names and in such denominations as the Representatives shall specify. For the purpose of expediting the checking of the certificates for the Initial Shares by the Representatives, the Company agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the Closing Time.

     (b) Option Shares. In addition, payment of the purchase price for the Option Shares shall be made to the Company by wire transfer or certified or official bank check payable in federal (same-day) funds at the office of Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Irvine, California 92614 (unless another place shall be agreed upon by the Representatives and the Company) against delivery of the certificates for the Option Shares to the Representatives for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 a.m., New York City time, on each Date of Delivery. Unless the Representatives elect by notice to the Company and the Depository Trust Corporation at least two full business days prior to the Closing Time to take delivery of the Option Shares by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives, certificates for the Option Shares shall be delivered to the Representatives in definitive form registered in such names and in such denominations as the Representatives shall specify. For the purpose of expediting the checking of the certificates for the Option Shares by the Representatives, the Company agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the applicable Date of Delivery.

     3.  Representations and Warranties of the Company:  The Company and the
         ---------------------------------------------
Operating Partnership jointly and severally represent and warrant to the Underwriters as of the date hereof, the Closing Time and each Date of Delivery, that:

     (a) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission; any request on the part of the Commission for additional information has been complied with; and the Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

     (b) the Company and the transactions contemplated by this Agreement meet the requirements and conditions for using a registration statement on Form S-11 under the Securities Act set forth in the General Instructions to Form S-11; the Preliminary Prospectus and the Registration Statement comply and the Prospectus and any further amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and, in each case present, or will present, fairly the information required to be shown; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the each of the Preliminary Prospectuses did not, as of its date, contain an untrue statement of material fact or omit to state a material fact necessary in order to make the

                                       4
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statements therein, in light of the circumstances under which they were made, not misleading; and the Prospectus and any amendment or supplement thereto will not, as of its date, the date of the filing of the Prospectus with the Commission pursuant to Rule 424(b), at Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement in or omission from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof); provided further, however, that this representation and warranty insofar as it applies to the Preliminary Prospectuses shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) to the extent that any omission or alleged untrue statement was corrected in the Prospectus.

     (c) each Preliminary Prospectus in paper format was and the Prospectus in paper format delivered to the Underwriters for use in connection with this offering will be identical to the electronic submission thereof transmitted to the Commission pursuant to Regulation S-T of the Securities Act Regulations, except to the extent permitted by such Regulation S-T.

     (d) the Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Maryland, with full corporate power and authority to own, lease or operate its respective properties and conduct its business as described in the Registration Statement and the Prospectus, and to execute and deliver this Agreement, the management agreement (the "Management Agreement"), to be entered into at or prior to the Closing Time between the Company and Wilshire Realty Services Corporation (the "Manager"), in substantially the form filed as an exhibit to the Registration Statement, the services agreement (the "Services Agreement"), to be entered into at or prior to the Closing Time among the Company (as to certain provisions only), WFSG and the Manager, in substantially the form filed as an exhibit to the Registration Statement, the servicing agreement to be entered into at or prior to the Closing Time between the Company and Wilshire Credit Corporation ("WCC"), (the "WCC Servicing Agreement"), in substantially the form filed as an exhibit to the Registration Statement, the servicing agreement to be entered into at or prior to the Closing Time between the Company and Wilshire Servicing Company UK Limited ("Wilshire UK"), in substantially the form filed as an exhibit to the Registration Statement (the "European Servicing Agreement," and, together with the WCC Servicing Agreement, the "Servicing Agreements"), in substantially the form filed as an exhibit to the Registration Statement, the agreement of limited partnership (the "Partnership Agreement"), to be entered into at or prior to the Closing Time between the Company and Small Cap Investors, LLC ("Small Cap"), in substantially the form filed as an exhibit to the Registration Statement, the [four] agreements for the acquisition of the Initial Investments, as defined in the Prospectus, entered into at or prior to Closing Time among the Company, the Operating Partnership and either Wilshire Properties 1 Inc. ("Wilshire 1"), Wilshire Properties 2 Inc. ("Wilshire 2"), or Wilshire Funding Corporation, WMFC 1997-1 Inc., and [Wilshire Funding Company UK Limited] (together, the "Selling WFSG Entities"), as the

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case may be (collectively, the "Acquisition Agreements"), and the other agreements described in the Prospectus and listed on Schedule II attached hereto (the "Other Transaction Documents") and to consummate the transactions described in each such agreement. The Manager has been duly organized and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease or operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver the Management Agreement and the Services Agreement and to consummate the transactions described in each such agreement. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") with full partnership power and authority to own, lease or operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver this Agreement, the Management Agreement, and the Acquisition Agreements in substantially the form filed as exhibits to the Registration Statement and to consummate the transactions described in each such agreement. The Operating Partnership is the only subsidiary of the Company required to be identified in the Registration Statement.

     (e) the authorized and outstanding capital stock of the Company was as of January 31, 1998, as set forth in the Prospectus under the column entitled "Actual" under the caption "Capitalization" and conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus. The Initial Shares and the Option Shares, if any, have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders exists with respect to any of the Initial Shares or Option Shares or the issuance and sale thereof, other than provided for in the Registration Rights Agreement filed as an exhibit to the Registration Statement. All units of the Operating Partnership ("Units") to be issued in connection with the transactions contemplated in the Registration Statement, including, without limitation, the Units to be issued to the Company, have been duly authorized for issuance by the Operating Partnership to prospective holders thereof and, when issued and delivered by the Operating Partnership against payment therefor, will be validly issued and fully paid and nonassessable (except as provided under the Delaware Act). Immediately after the Closing Time and assuming no exercise of the Underwriters' over-allotment option, 10,001,875 Units (9,901,875 Units of limited partner interest ("LP Units") and 100,000 units of general partner interest ("GP Units") will be issued and outstanding. Assuming the Underwriters' over-allotment option is not exercised, the Company will be the holder of 9,900,000 LP Units, will be the sole general partner of the Operating Partnership and will be the holder of 100,000 GP Units representing 1% of the outstanding Units of the Operating Partnership. Immediately after the Closing Time, Small Cap will be the holder of 1,875 Units. The Units have been and will be offered and sold at the Closing Time in compliance with all applicable laws, including, without limitation, federal and state securities laws. The terms of the Units are accurately described in all material respects in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus and the

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financial statements of the Company and the related notes thereto included in the Registration Statement and the Prospectus, neither the Company nor the Operating Partnership has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or its Units, as the case may be, or any such options, rights, convertible securities or obligations.

     (f) the Company, the Operating Partnership and the Manager are duly qualified or licensed by and in good standing in each jurisdiction in which they conduct their respective businesses or own or lease property and in which such qualification is necessary and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business, prospects or condition (financial and other) of the Company and the Operating Partnership, taken as a whole, or the Manager, as the case may be; and each of the Company, the Operating Partnership and the Manager is in compliance in all material respects with the laws, rules and regulations enacted or promulgated by such jurisdictions, except where the failure to comply would not have a material adverse effect on the operations, business, prospects or condition (financial or otherwise) of the Company and the Operating Partnership, taken as a whole, or the Manager, as the case may be.

     (g) except as disclosed in the Prospectus, the Operating Partnership is not currently prohibited, directly or indirectly, from paying any dividends or distributions to the Company to the extent permitted by applicable law, from making any other distribution on the Operating Partnership's Units, from repaying to the Company any loans or advances to the Operating Partnership from the Company or from transferring any of the property or assets of the Operating Partnership to the Company.

     (h) none of the Company, the Operating Partnership or the Manager is in breach of, or in default under (nor has any event occurred that with notice, lapse of time, or both would constitute a breach of, or default under), its respective articles of incorporation, by-laws, certificate of limited partnership, partnership agreement or other constituent documents or in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company, the Operating Partnership or the Manager is a party or by which it is bound, except for such breaches or defaults as would not have a material adverse effect on the operations, business, prospects or condition (financial and other) of the Company and the Operating Partnership, taken as a whole, or the Manager, as the case may be; and the issuance, sale and delivery by the Company of the Shares, execution, delivery and performance of this Agreement, the Management Agreement, the Services Agreement, the Servicing Agreements, the Partnership Agreement, the Acquisition Agreements and the Other Transaction Documents by the Company, the Operating Partnership and the Manager, as the case may be, and consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the articles of incorporation, by-laws, certificate of limited partnership, partnership agreement or

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other constituent documents of the Company, the Operating Partnership or the
Manager, or (ii) any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company, the Operating Partnership or the Manager is a party or by which the Company or the Operating Partnership or any of their respective properties may be bound or affected, or (iii) under any federal, state or local law, regulation or rule or any decree, judgment or order applicable to the Company, the Operating Partnership or the Manager, except, in the case of clauses (i), (ii) and (iii), for such breaches or defaults which would not have a material adverse effect on the operations, business, prospects or condition (financial and other), of the Company and the Operating Partnership, taken as a whole, or the Manager, as the case may be.

     (i) this Agreement has been duly authorized, executed and delivered by the Company, the Operating Partnership and WFSG and is a legal, valid and binding agreement of the Company, the Operating Partnership and WFSG enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the enforceability of the indemnification provisions of Section 9 hereof may be limited by federal or state securities laws or public policy considerations in other federal or state laws. The Management Agreement has been duly authorized by the Company, the Operating Partnership and the Manager and at the Closing Time will have been duly executed and delivered by the Company, the Operating Partnership and the Manager and will constitute a valid and binding agreement of the Company, the Operating Partnership and the Manager, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered at law or in equity. The Services Agreement has been duly authorized by the Company, WFSG and the Manager and at the Closing Time will have been duly executed and delivered by the Company, WFSG and the Manager and will constitute a valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity whether considered at law or in equity. The WCC Servicing Agreement has been duly authorized by the Company and WCC and at the Closing Time will have been duly executed and delivered by the Company and WCC and will constitute a valid and binding agreement of the Company and WCC enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered at law or in equity. The European Servicing Agreement has been duly authorized by the Company and Wilshire UK, and at the Closing Time will have been duly executed and delivered by the Company and Wilshire UK, and will constitute a valid and binding agreement of the Company and Wilshire UK, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered at law or in equity. The Partnership Agreement has been duly authorized by the Company and Small Cap and at Closing Time will have been duly executed and delivered by the Company and Small Cap and will constitute a valid and binding agreement of the Company and Small Cap, enforceable in

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accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered at law or in equity. Each of the Acquisition Agreements has been duly authorized by the Company, the Operating Partnership and the other party or parties thereto and at the Closing Time will have been duly executed and delivered by the Company, the Operating Partnership and the other party or parties thereto and will constitute a valid and binding agreement of the Company, the Operating Partnership and the party or parties thereto, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered at law or in equity. The Other Transaction Documents have been duly authorized by the Company, WFSG and/or the Manager, as the case may be, and at Closing Time will have been duly executed and delivered by the Company, WFSG and/or the Manager, as the case may be, and will constitute a valid and binding agreement of the Company, WFSG and/or the Manager, as the case may be, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered at law or in equity.

     (j) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with (i) the execution, delivery and performance by the Company of this Agreement, the Management Agreement, the Services Agreement, the Servicing Agreements, the Partnership Agreement, the Acquisition Agreements and the Other Transaction Documents to which it is a party, or the consummation of the transactions contemplated hereby and thereby,
(ii) the execution, delivery and performance by the Operating Partnership of this Agreement and the Acquisition Agreements or the consummation of the transactions contemplated hereby and thereby, (iii) the execution, delivery and performance by WFSG of this Agreement, the Services Agreement and the Other Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby and thereby, (iv) the execution, delivery and performance by the Manager of the Management Agreement, the Services Agreement and the Other Transaction Documents to which it is a party or the consummation of the transaction contemplated hereby or thereby, or (v) the sale of the Shares as contemplated hereby other than (x) such as have been obtained, or will be obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and registration of the Shares under the Exchange Act, (y) such approvals as have been obtained in connection with the approval of the inclusion of the Shares on the Nasdaq National Market, and (z) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters.

     (k) Arthur Andersen LLP, whose report on the balance sheet of the Company is included in the Registration Statement and the Prospectus, are and at the time of their report were, independent public accountants as required by the Securities Act and the Securities Act Regulations.

     (l) each of the Company, the Operating Partnership and the Manager has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct its respective businesses as described in the Registration Statement and Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, alone or in the aggregate, have a material adverse effect on the operations, business or condition (financial and other) of the Company and the Operating Partnership, taken as a whole, or the Manager, as the case may be. None of the Company, the Operating Partnership, or the Manager is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state or local law, regulation or rule or any decree, order or judgment applicable to the Company, the Operating Partnership or the Manager, the effect of which could be material and adverse to the operations, business, prospects or condition (financial and other) of the Company and the Operating Partnership, taken as a whole, or the Manager, as the case may be.

     (m) all legal or governmental proceedings, contracts or documents of a character required to be summarized or described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so summarized, described or filed as required.

     (n) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company or the Operating Partnership, threatened against the Company or the Operating Partnership, or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which reasonably could be expected to result in a judgment, decree or order having a material adverse effect on the operations, business, prospects or condition (financial and other) of the Company and the Operating Partnership, taken as a whole, or which could adversely affect the consummation of transactions contemplated by this Agreement in any material respect.

     (o) the balance sheet of the Company, including the notes thereto, included in the Registration Statement and the Prospectus presents fairly the financial position of the Company as of the date thereof and has been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

     (p) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (i) any material and unfavorable change, financial or otherwise, in the operations, business, prospects or condition (financial and other) of the Company and the Operating Partnership, taken as a whole, (ii) any transaction, other than in the ordinary course of business, which is material to the Company and the Operating Partnership, taken as a whole, entered into by the Company or the Operating Partnership, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or the Operating Partnership, other than in the ordinary course of business, which is material to the Company and the Operating Partnership, taken as a whole or (iv) any dividend or distribution of any kind declared, paid or made with respect to the capital stock of the Company.

     (q) (i) upon consummation of the transactions contemplated by the Prospectus and Registration Statement, the Operating Partnership will have, good and marketable title [(in the case of any real property, in fee simple)] to the Initial Investments and good and marketable title to any improvements thereon and all other assets that are required for the effective operation of any real property being acquired as an Initial Investment ("Property") in the manner in which they currently are operated; (ii) all liens, charges, encumbrances, claims, or restrictions on or affecting any of the Initial Investments or the assets of the Company or the Operating Partnership which are required to be disclosed in the Prospectus are disclosed therein; (iii) no tenant of any of the Properties being acquired from Wilshire 1 or Wilshire 2 pursuant to an Acquisition Agreement is in default under any of the leases pursuant to which the Operating Partnership, as lessor, will lease its Property (and none of the Company or the Operating Partnership knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases) other than such defaults that would not have a material adverse effect on the operations, business, prospects or condition (financial or other) of the Company and the Operating Partnership, taken as a whole; (iv) any real property and buildings held under lease by the Company and the Operating Partnership are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Operating Partnership, in each case except as described in or contemplated by the Prospectus; (v) no person has an option or right of first refusal to purchase all or part of any Initial Investment or any interest therein; (vi) each of the Properties will comply with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Prospectus and except for such failures to comply that would not individually or in the aggregate result in a material adverse effect on the operations, business, prospects or condition (financial or other) of the Company and the Operating Partnership, taken as a whole; and (vii) neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation proceedings, zoning change, or other similar proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the Properties, except such proceedings or actions that would not have a material adverse effect on the operations, business, prospects or condition (financial or other) of the Company and Operating Partnership, taken as a whole.

     (r) each of the Company and the Operating Partnership carry, or are covered by, insurance (issued by insurers of recognized financial responsibility to the best knowledge of the Company and the Operating Partnership) in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of the Initial Investments held or contemplated in the Prospectus to be held by them upon the consummation of the transactions contemplated by the Prospectus and Registration Statement and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect.

     (s) except as disclosed in the Prospectus: (i) each Property, including, without limitation, the Environment (as defined below) associated with such Property, is free of any Hazardous Substance (as defined below) in violation of any Environmental Law (as defined below) applicable to such Property; (ii) none of the Company or the Operating Partnership has caused or suffered to occur any Release (as defined below) of any Hazardous Substance into the Environment on, in, under or from any Property in violation of any Environmental Law applicable to such Property, and no condition exists on, in, under or, to the knowledge of the Company, the Operating Partnership or WFSG, adjacent to any Property that could result in the incurrence of material liabilities or any material violations of any Environmental Law applicable to such Property, give rise to the imposition of any Lien (as defined below) under any Environmental Law, or cause or constitute a health, safety or environmental hazard to any property, person or entity; (iii) none of the Company, the Operating Partnership, or WFSG is engaged in or intends to engage in any manufacturing or any other similar operations at the Properties that (1) require the use, handling, transportation, storage, treatment or disposal of any Hazardous Substance (other than cleaning solvents and similar materials and other than insecticides and herbicides that are used in the ordinary course of operating the Properties and in compliance with all applicable Environmental Laws) or (2) require permits or are otherwise regulated pursuant to any Environmental Law; (iv) neither the Company nor the Operating Partnership has received any notice of a claim under or pursuant to any Environmental Law applicable to a Property or under common law pertaining to Hazardous Substances on or originating from any Property; (v) neither the Company nor the Operating Partnership has received any notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law applicable to a Property that is uncured or unremediated as of the date hereof; (vi) no Property is included or, to the knowledge of the Company, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and has not otherwise been identified by the EPA as a potential CERCLA removal, remedial or response site or included or, to the knowledge of the Company, proposed for inclusion on, any similar list of potentially contaminated sites pursuant to any other applicable Environmental Law nor has the Company or the Operating Partnership received any written notice from the EPA or any other Governmental Authority proposing the inclusion of any Property on such list; and (vii) there are no underground storage tanks located on or in any Property which have not been disclosed to the Representatives; except in each case that would not have a material adverse effect on the operations, business, prospects or condition (financial or other) of the Company and the Operating Partnership, taken as a whole.

     As used herein: "Hazardous Substance" shall include, without limitation, any hazardous substance, hazardous waste, toxic or dangerous substance, pollutant, solid waste or similarly designated materials, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste, including any such substance, pollutant or waste identified or regulated under any Environmental Law (including, without limitation, materials listed in the

United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, as heretofore amended, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as heretofore amended); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. Section 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. Section 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules, orders, decisions and permits relating to the protection of the environment or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

     (t) the Company and the Operating Partnership (1) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of occupational health and safety and all Environmental Laws, (2) have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health laws and regulations and Environmental Laws to conduct their respective businesses and (3) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the operations, business, prospects or condition (financial or other) of the Company and Operating Partnership, taken as a whole.

     (u) there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the operations, business, prospects or condition (financial or other) of the Company and Operating Partnership, taken as a whole.

     (v) neither the purchase of the loans that are Initial Investments, nor the execution and delivery of, or performance by the borrowers thereunder of, any mortgage, deed of trust, deed, indenture, note, loan or credit agreement or any other agreement or instrument in connection therewith, has resulted in or, with notice and an opportunity to cure, would result in a breach of or default under any mortgage, deed of trust, indenture, note, loan or credit agreement or any other agreement or instrument relating to any mortgage or other loan that may have priority over any such Initial Investment with respect to the assets of the borrower thereunder and that is in existence at the time the Company or the Operating Partnership purchases any such Initial Investment that would singly or in the aggregate, have a material adverse effect on the operations, business, prospects or condition (financial or other) of the Company and Operating Partnership, taken as a whole.

     (w) to the knowledge of the Company or the Operating Partnership, there are no statutes or regulations applicable to the Company or the Operating Partnership or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by the Company or the Operating Partnership of a character required to be disclosed in the Registration Statement or the Prospectus which have not been so disclosed and properly described therein.

     (x) neither of the Company nor the Operating Partnership is, and upon the sale of the Shares as herein contemplated, will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); the Company's use of proceeds as contemplated in the Prospectus, including, without limitation, the acquisition of the Initial Investments by the Operating Partnership, will not cause the Company or the Operating Partnership to become an "investment company" subject to registration under the Investment Company Act.

     (y) neither the Company nor the Operating Partnership, to the knowledge of the Company or the Operating Partnership, or any person acting on their behalf has (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any other unlawful bribe, rebate, payoff, influence payment or kickback.

     (z) each of the Company and the Operating Partnership, and each of their respective officers, directors and controlling persons has not taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

     (aa) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Securities Exchange Act of 1934 or the rules and regulations thereunder, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the By-Laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD, other than Wilshire Securities Corporation.

     (bb) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares.

     (cc) each of the Independent Directors named in the Registration Statement and Prospectus has not within the last two years (i) been employed by WFSG or any of its Affiliates (as defined in the Prospectus), (ii) been an officer or director of WFSG or any of its Affiliates, (iii) or whose business or employer within the last two years has not performed services for WFSG or any of its Affiliates that annually exceeded the lesser of (a) the dollar amount provided in Item 404(a) of Regulation S-K or (b) 10% of the gross revenue of the entity that provided such services, or (iv) had any material business or professional relationship with WFSG or any of its Affiliates.

     (dd) the Guidelines (as defined in the Prospectus) and the acquisition of the Initial Investments have been approved by the Independent Directors.

     (ee) except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or the Operating Partnership to or for the benefit of any of the officers or directors of the Company, the Operating Partnership, WFSG or any of its Affiliates or any of the members of the families of any of them.

     (ff) in connection with the offering of the Shares, the Company has not offered its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act or the Securities Act Regulations; the Company has not distributed and will not distribute any Prospectus or other offering material in connection with the offer and sale of the Shares, except as contemplated herein.

     (gg) there are no persons with registration or other similar rights to have any equity securities of the Company registered under the Securities Act.

     4.   Certain Covenants of the Company:  Each of the Company and the
          --------------------------------
Operating Partnership, jointly and severally, hereby agrees with each Underwriter as follows:

     (a) to prepare the Prospectus in a form approved by the Representatives and to file such Prospectus with the Commission pursuant to Rule 424(b) of the Securities Act Regulations not later than 10:00 a.m. (New York City time), on the second business day following the execution and delivery of this Agreement and to furnish promptly to the Underwriters as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations.

     (b) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Company learns that the Registration Statement has become effective and when the Company learns that any post-effective amendment thereto becomes effective under the Securities Act Regulations.

     (c) to advise the Representatives promptly, and (if requested by the Representatives) to confirm such advice in writing, of (i) any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing.

     (d) for a period of five years from the date of this Agreement, to furnish to any Underwriter on written request, (i) copies of all annual, quarterly, current and other reports or notices, definitive proxy materials and other documents furnished to holders the Common Stock or filed by the Company with the Commission, and (ii) such other information of a public nature (and generally available to holders of the Common Stock) regarding the Company as the Representatives or such Underwriter may reasonably request in writing.

     (e) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and, during such time, at the Company's expense, to prepare and furnish to the Underwriters promptly such amendments or supplements to the Prospectus as may be necessary to reflect any such change and to furnish to the Representatives a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission.

     (f) to furnish promptly to the Representatives a signed copy of the Registration Statement, as initially filed with the Commission and of each amendment thereto (including all exhibits) and such number of conformed copies of the foregoing as the Representatives may reasonably request.

     (g) to use the net proceeds from the sale of the Shares in the manner described under the caption "Use of Proceeds" in the Prospectus.

     (h) to make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months beginning not later than the first day of the first fiscal quarter of the Company beginning after the "effective date" (as defined in such Rule 158) of the Registration Statement.

     (i) to use its best efforts to effect and maintain inclusion of the Shares in the Nasdaq National Market and to file with The Nasdaq Stock Market Inc. all documents and notices required of companies having securities included in the Nasdaq National Market.

     (j) except as described in the Prospectus, the Company shall refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of Friedman, Billings, Ramsey & Co., Inc., from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, and (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or securities convertible into or exchangeable for Common Stock, in cash or otherwise. The foregoing sentence shall not apply to
(a) the Shares to be sold hereunder or (b) any shares of Common Stock issued or options to purchase common Stock granted pursuant to the Company's 1998 Employee Stock Plan filed as an exhibit to the Registration Statement.

     (k) from and after the Closing Time of this Offering, each of the Company and the Operating Partnership shall have in place and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) the Company is complying with the real estate investment trust (a "REIT") requirements of the Internal Revenue Code of 1986, as amended (the "Code").

     (l) the Company will qualify to be taxed as a REIT under the Code, and the Company will conduct its operations in a manner that will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code.

     (m) the Company and the Operating Partnership will conduct their affairs in such a manner so as to ensure that neither the Company nor the Operating Partnership will be an "investment company" or an entity "controlled" by an investment company within the meaning of the Investment Company Act.

     (n) the Company shall not, and shall use its best efforts to cause its officers, directors and subsidiaries not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, as to which Friedman, Billings, Ramsey & Co., Inc. will notify the Company orally and in writing that the syndicate is broken, any action designed to stabilize or manipulate the price of any security of the Company, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company prior to termination of the underwriting syndicate.

     (o) the Company will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner which will result in the integration of the Shares with such other offering.

     5.  Payment of Expenses
         -------------------

     (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated (except if the Representatives are unable to complete the offering contemplated hereby due to the Representatives' willful misconduct or bad faith), including all expenses, out-of-pocket fees and taxes in connection with
(i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the word processing and/or printing of this Agreement, the agreement among underwriters, any dealer agreements and any blue sky surveys, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and disbursements of counsel for the Underwriters relating thereto, (v) any filing for review of the underwriting terms of the offering of the Shares by the NASD, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the fees and expenses incurred in connection with the inclusion of the Shares in the Nasdaq National Market and (viii) the performance of the Company's other obligations hereunder. Upon the Representatives' request, the Company will provide funds in advance for filing fees.

     (b) In addition to discounts and commissions received in connection with the purchase of the Shares, the Company agrees to reimburse the Underwriters for all of their reasonable and documented out-of-pocket expenses relating to the transactions contemplated hereby, whether or not the transactions are contemplated hereunder are consummated or this Agreement is terminated, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees, expenses and disbursements of the Representatives' outside legal counsel and any other advisors, accountants, appraisers, etc., and costs in connection with making road show presentations with respect to the offering of the Shares.

     6.  Conditions of the Underwriters' Obligations:
         -------------------------------------------

     The obligations of the Underwriters hereunder are subject to (i) the accuracy of the representations and warranties of the Company and the Operating Partnership herein contained in all material respects, as of the date hereof, the Closing Time and each Date of Delivery; (ii) the accuracy of the statements of the Company's officers made in any certificate pursuant to the provisions hereof in all material respects, as of the date of such certificate, (iii) the performance by the Company and the Operating Partnership of all of its covenants and other obligations hereunder in all material respects, and (iv) the following further conditions:

     (a) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Representatives shall have objected in writing.

     (b) At the Closing Time, the Shares shall have been approved for inclusion on the Nasdaq National Market.

     (c) At the Closing Time, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements hereunder.

     (d) At the Closing Time and prior to each Date of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission nor shall any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus have been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, shall have occurred; and the Registration Statement and all amendments thereto, or modifications thereof, if any, and the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (e) At the Closing Time, the Company and the Manager shall have executed and delivered the Management Agreement, WFSG, the Manager and the Company shall have executed and delivered the Services Agreement, the Company and WCC shall have executed and delivered the WCC Servicing Agreement, the Company and Wilshire UK shall have executed and delivered the European Servicing Agreement, the Company and Small Cap shall have executed and delivered the Partnership Agreement, each of the Company and the Operating Partnership and the other party or parties thereto shall have executed and delivered the

Acquisition Agreements and the Company, WFSG and/or the Manager, as the case may be, shall have executed and delivered the Other Transaction Documents each (including the Management Agreement, the Servicing Agreements, the Partnership Agreement, the Acquisition Agreements, and certain of the Other Transaction Documents) in substantially the form filed as an exhibit to the Registration Statement.

     (f) At the Closing Time, the Representatives shall have received:

          (i) the opinion, dated as of the Closing Time, of Proskauer Rose LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

               (A) the Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Act, with full partnership power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement, the Management Agreement and the Acquisition Agreements and to consummate the transactions described in each such agreement.

               (B) WFSG is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus, to execute and deliver this Agreement, the Services Agreement and the Other Transaction Documents to which it is a party and to consummate the transactions described in each such agreement.

               (C) the Manager is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver the Management Agreement, the Services Agreement and the Other Transaction Documents to which it is a party and to consummate the transactions described in each such agreement. All of the issued and outstanding capital stock of the Manager is held of record and, to the knowledge of such counsel, beneficially, by WFSG.

               (D) the Company, the Operating Partnership and the Manager are duly qualified or licensed by and in good standing in each jurisdiction in which they conduct their respective businesses or own or lease property and in such jurisdictions as counsel to the Underwriters shall reasonably request, and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business, prospects or condition (financial and other) of the Company and the Operating Partnership, taken as a whole, or the Manager, as the case may be; and, to the best of such counsel's knowledge, each of the Company, the Operating Partnership and the Manager is in compliance with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to so comply would not have a material adverse effect on the operations, business, prospects and condition (financial and other) of the Company and the Operating Partnership, taken as a whole, or the Manager, as the case may be.

               (E) except as disclosed in the Prospectus, the Operating Partnership is not prohibited or restricted by its certificate of limited partnership or partnership agreement, or, to the knowledge of such counsel, otherwise, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to the Operating Partnership's interests or from paying the Company, any loans or advances to the Operating Partnership from the Company, or from transferring any such Operating Partnership's property or assets to the Company.

               (F) the outstanding interests or the outstanding shares of capital stock, as the case may be, of the Operating Partnership and the Manager, have been duly and validly authorized and will be validly issued and fully paid and non-assessable (except as provided under the General Corporation Law of the State of Delaware and the Delaware Act); immediately following the Closing, all of the authorized and validly issued interests in the Operating Partnership will be directly held of record and, to the knowledge of such counsel, owned beneficially by the Company or Small Cap; except as disclosed in the Prospectus, there are no authorized and validly issued (1) securities or obligations of the Company or the Operating Partnership convertible into or exchangeable for any shares of capital stock of the Company or interests in the Operating Partnership or (2) warrants, rights or options to subscribe for or purchase from the Company or the Operating Partnership any such shares of beneficial interest, capital stock, interests or any such convertible or exchangeable securities or obligations; except as set forth in the Prospectus or contemplated by this Agreement, there are no outstanding obligations of the Company or the Operating Partnership to issue any shares of capital stock or interests, any such convertible or exchangeable securities or obligation, or any such rights or options.

               (G) the issuance and sale of the Shares by the Company are not subject to preemptive or other similar rights arising under any agreement known to such counsel to which the Company is a party or, to such counsel's knowledge, otherwise.

               (H) this Agreement has been duly authorized, executed and delivered by the Operating Partnership and WFSG.

               (I) the Management Agreement has been duly authorized, executed and delivered by the Manager and constitutes the valid and binding agreement of each of the Company and the Manager, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered in a proceeding at law or in equity; such counsel may assume due authorization, execution and delivery of the Management Agreement by the Company.

               (J) the Services Agreement has been duly authorized, executed and delivered by WFSG and the Manager and constitutes the valid and binding agreement of each of the Company, WFSG and the Manager, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered in a proceeding at law or in equity; such counsel may assume due authorization, execution and delivery of the Services Agreement by the Company.

               (K) the WCC Servicing Agreement constitutes the valid and binding agreement of the Company and WCC, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered in a proceeding at law or in equity; such counsel may assume due authorization, execution and delivery of the WCC Servicing Agreement by the Company and WCC.

               (L) the European Servicing Agreement constitutes the valid and binding agreement of the Company and Wilshire UK, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered in a proceeding at law or in equity; such counsel may assume due authorization, execution and delivery of the European Servicing Agreement by the Company and Wilshire UK.

               (M) The Partnership Agreement constitutes the valid and binding agreement of the Company and Small Cap, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered in a proceeding at law or in equity; such counsel may assume due authorization, execution and delivery of the Partnership Agreement by the Company and Small Cap.

               (N) each of the Acquisition Agreements has been duly authorized, executed and delivered by the Operating Partnership.

               (O) each of the Other Transaction Documents to which WFSG and/or the Manager is a party has been duly authorized, executed and delivered by WFSG and/or the Manager, as the case may be, and each of the Other Transaction Documents constitutes the valid and binding agreement of the Company, WFSG and/or the Manager, as the case may be, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered in a proceeding at law or in equity; such counsel may assume the due authorization, execution and delivery of the Other Transaction Documents to which the Company is a party by the Company.

               (P) the Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission.

               (Q) the Registration Statement and the Prospectus, as of their respective effective or issue dates, comply as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations; it being understood, however, that no opinion need be rendered with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus or state securities or blue sky laws.

               (R) to such counsel's knowledge, no authorization, approval or consent of any court or governmental authority or agency is required that has not been obtained in connection with the execution, delivery and performance of the Management Agreement, the Servicing Agreements, the Partnership Agreement, the Acquisition Agreements or the Other Transaction Documents or the consummation by the Company, the Operating Partnership, WFSG or the Manager, as the case may be, of the transactions contemplated hereby and thereby, the sale and delivery of Shares by the Company as contemplated hereby other than such as have been obtained or made under the Securities Act; it being understood, however, that no opinion need be rendered with respect to state securities or blue sky laws or approval of underwriting terms by the NASD.

               (S) the execution, delivery and performance of this Agreement by the Company, the Operating Partnership and WFSG, the execution, delivery and performance of the Management Agreement by the Company and the Manager, the execution, delivery and performance of the Services Agreement by WFSG, the Manager and the Company, the execution, delivery and performance of the WCC Servicing Agreement by the Company, the execution, delivery and performance of the UK Servicing Agreement by the Company, the execution and delivery of the Partnership Agreement by the Company, the execution and delivery of any of the Acquisition Agreements by the Operating Partnership and the Company, and the execution and delivery of the Other Transaction Documents by the Company, WFSG and/or the Manager, and the consummation of the transactions contemplated herein and therein, and compliance by the Company, the Operating Partnership, the Manager or WFSG, with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership, the Manager or WFSG, pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which the Company, the Operating Partnership, the Manager or WFSG, is a party or by which either of them may be bound or to which any of the property or assets of the Company, the Operating Partnership, the Manager or WFSG, is subject, nor will such action result in violation of the provisions of the charter or bylaws of the Manager or WFSG, the provisions of the certificate of limited partnership or partnership agreement of the Operating Partnership, or any law, administrative regulation or court decree known to such counsel.

               (T) to such counsel's knowledge, except as disclosed on the Registration Statement and the Prospectus, none of the Company, the Operating Partnership or the Manager is in material breach of, or in material default under (nor has any event occurred which with notice, lapse of time, or both would constitute a material breach of, or material default under) its respective charter, bylaws, certificate of limited partnership or partnership agreement, as the case may be, or in the performance or observation of any obligation, agreement, covenant, or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or any other agreement or instrument known to such counsel to which the Company, the Operating Partnership or the Manager is a party or by which any of them or their respective properties may be bound or affected, except such breaches or defaults which would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Operating Partnership, taken as a whole, or the Manager, as the case may be; such counsel may assume that the Company is not in material breach of, or in material default under (nor has any event occurred which with notice, lapse of time, or both would constitute a material breach of, or material default under) its charter and bylaws.

               (U) the statements under the captions "Risk Factors" (excluding any statements that describe Maryland law), "Distribution Policy," "Common Stock Available for Future Sale," "Operating Partnership Agreement," "Federal Income Tax Consequences" and "ERISA Considerations" in the Registration Statement and Prospectus, insofar as such statements describe legal documents or statutes, rules or regulations, constitute fair summaries thereof.

               (V) to such counsel's knowledge, there are no actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company or Operating Partnership or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign government or regulatory commission, board, body, authority, arbitral panel or agency that are required to be described in the Prospectus but are not so described.

               (W) to such counsel's knowledge, there are no contracts or documents of a character that are required to be filed as exhibits to the Registration Statement or to be described or summarized in the Prospectus which have not been so filed, summarized or described.

               (X) neither the Company nor the Operating Partnership is now nor after the sale of the Shares to be sold hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds," will be, an "investment company", or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.
     Section 3(c)(5)(c) of the Investment Company Act provides an exception from the definition of "investment company" for "any person . . . who is primarily engaged in . . . purchasing or otherwise acquiring mortgages and other liens on and interests in real estate." Rules and regulations of the Commission and staff no-action letters provide that a person is "primarily engaged" if at least 55% of its assets consist of "mortgages and other liens and interests in real estate" and at least 25% of its total assets are invested in real estate-related interests. The Company's acquisition, either directly or through wholly-owned subsidiaries, of real property that is located inside or outside the United States or leased to a third-party, will qualify as an "interest in real estate" as will the acquisition or origination of the entire interest in a mortgage loan secured by real property or the entire interest in a pool of such mortgages loans. The Company's acquisition, either directly or through wholly-owned subsidiaries, of various subordinated interests or other classes of mortgage-backed securities, will not qualify for the 55% test (unless the Company has a substantial interest and the unilateral right to direct foreclosure actions with respect to the mortgage loans underlying the mortgage-backed securities), but will qualify for the 25% test.

               (Y) the form of certificate evidencing the Common Stock filed as an exhibit to the Registration Statement complies with all applicable statutory law and all requirements of the Nasdaq National Market.

     Proskauer Rose LLP is permitted to state that such counsel expresses no opinion as to the laws of any jurisdiction other than the States of New York and California, the General Corporation Law of the State of Delaware, the Delaware Act and Federal law. The opinion of Proskauer Rose, LLP described in this
Section 6(f)(i) shall state that it is being rendered to the Underwriters at the request of the Company.

     In addition to giving the opinions set forth in Section 6(f)(i), Proskauer Rose LLP shall deliver a separate letter containing a statement to the effect that nothing has come to their attention that would lead them to believe that the Registration Statement (excluding the financial statements, schedules and other financial and statistical data included therein, as to which such counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (excluding the financial statements, schedules and other financial and statistical data included therein, as to which such counsel need make no statement), at such time or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (ii) the opinion, dated as of the Closing Time, Stoel Rives LLP, local counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

               (A) Wilshire Funding Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus, to execute and deliver the Acquisition Agreement to which it is a party and to consummate the transactions described in such agreement. All of the issued and outstanding capital stock of Wilshire Funding Corporation is held of record and, to the knowledge of such counsel, beneficially, by WFSG.

               (B) WMFC 1997-1 Inc. is a corporation duly incorporated, validly existing and in good standing with the State of Delaware with full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus, to execute and deliver the Acquisition Agreement to which it is a party and to consummate the transactions described in such agreement. All of the issued and outstanding capital stock of WMFC 1997-1 Inc. is held of record and, to the knowledge of such counsel, beneficially, by Wilshire Funding Corporation.

               (C) Small Cap is a limited liability company duly organized, validly existing [and in good standing] under the laws of the State of Oregon with full power and authority to conduct its business as described in the Registration Statement and Prospectus, to execute and deliver the Partnership Agreement and to consummate the transactions described in such agreement. All of the issued and outstanding membership interests of Small Cap are owned by Tiffany and Andrew Wiederhorn, as Trustees of Tiffany and Andrew Wiederhorn Revocable Trust and the Mendelsohn Family Limited Partnership.

               (D) Wilshire 1 is a corporation duly incorporated, validly existing [and in good standing] under the laws of the State of Oregon with full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus, to execute and deliver the Acquisition Agreement to which it is a party and to consummate the transactions described in such agreement. All of the issued and outstanding capital stock of Wilshire 1 is held of record and, to the knowledge of such counsel, beneficially, by Andrew A. Wiederhorn and Lawrence A. Mendelsohn.

               (E) Wilshire 2 is a corporation duly incorporated, validly existing [and in good standing] under the laws of the State of Oregon with full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus, and to execute and deliver the Acquisition Agreement to which it is a party and to consummate the transactions described in such agreement. All of the issued and outstanding capital stock of Wilshire 2 is held of record and, to the knowledge of such counsel, beneficially, by Andrew A. Wiederhorn and Lawrence A. Mendelsohn.

               (F) the Company, the Operating Partnership and the Manager are duly qualified [and in good standing] to do business as foreign corporations or limited partnerships, as the case may be, in Oregon; and, to the best of such counsel's knowledge, each of the Company, the Operating Partnership and the Manager is in compliance with the laws, orders, rules, regulations and directives issued or administered by Oregon, except where the failure to so comply would not have a material adverse effect on the operations, business, prospects and condition (financial and other) of the Company and the Operating Partnership, taken as a whole, or the Manager, as the case may be;

               (G) all real property and buildings to be held under lease by the Company or the Operating Partnership that will be acquired from Wilshire 1 and Wilshire 2 pursuant to the Acquisition Agreements will be held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or the Operating Partnership; and neither the purchase of all loans that are Initial Investments nor the execution of, or performance by the borrowers thereunder of any mortgage, deed of trust, indenture, note, loan, or credit agreement or any other agreement or instrument in connection therewith, has resulted in or, with notice and an opportunity to cure, would result in a breach of or default under any mortgage, deed of trust, indenture, note, loan or credit agreement or any other agreement or instrument relating to any mortgage or other loan (collectively, "Senior Indebtedness") that may have priority over such Initial Investment with respect to the assets of the borrower thereunder and that is in existence at the time the Company or the Operating Partnership purchases any such Initial Investment; no party to any mortgage, deed of trust, indenture, note, loan or credit agreement or any other agreement or instrument relating to any Senior Indebtedness of which such counsel has knowledge has the right to limit, hinder, delay or otherwise interfere with the exercise of any remedies that the Company or the Operating Partnership may have under any mortgage, deed of trust, indenture, note loan or credit agreement or any other agreement or instrument relating to any of the Initial Investments, including, without limitation, the possession of a deed-in-lieu of foreclosure and a power of attorney granting the right to record any such deed-in-lieu of foreclosure by the Company or the Operating Partnership pursuant to any documents evidencing such Initial Investments.

               (H) the WCC Servicing Agreement has been duly authorized, executed and delivered by WCC.

               (I) the Partnership Agreement has been duly authorized, executed and delivered by Small Cap.

               (J) each of the Acquisition Agreements has been duly authorized, executed and delivered by either (i) each of the Selling WFSG Entities,
     (ii) Wilshire 1 or (iii) Wilshire 2, as the case may be, and constitutes a valid and enforceable binding agreement of the Company, the Operating Partnership and of either (i) each of the Selling WFSG Entities, (ii) Wilshire 1 or (iii) Wilshire 2, as the case may be, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered in a proceeding at law or in equity; such counsel may assume due authorization, execution and delivery of the Acquisition

     Agreements by the Company and the Operating Partnership; each of the instruments of conveyance being used to transfer each of the Initial Investments (other than real property) to the Operating Partnership from the transferor thereunder pursuant to the Acquisition Agreements is in form and substance sufficient and effective to convey all right, title and interest of such transferor to such Initial Investments to the Operating Partnership.

               (K) the execution, delivery and performance of the WCC Servicing Agreement by WCC, the execution, delivery and performance of the Partnership Agreement by Small Cap, the execution and delivery of each of the Acquisition Agreements by the Company and either the Selling Wilshire Entities, Wilshire 1 or Wilshire 2, and the consummation of the transactions contemplated herein and therein and compliance by WCC, Small Cap, the Selling Wilshire Entities, Wilshire 1 or Wilshire 2 with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of WCC, Small Cap, the Selling Wilshire Entities, Wilshire 1 or Wilshire 2 pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which WCC, Small Cap, the Selling Wilshire Entities, Wilshire 1 or Wilshire 2 is a party or by which either of them may be bound or to which any of the property or assets of WCC, Small Cap, the Selling Wilshire Entities, Wilshire 1 or Wilshire 2 is subject, nor will such action result in violation of the provisions of the charter or bylaws of WCC, Small Cap, the Selling WFSG Entities, Wilshire 1 or Wilshire 2, the provisions of the certificate or organization or the limited liability company agreement of Small Cap, or any law, administrative regulation or court decree known to such counsel;

     Stoel Rives LLP is permitted to state that such counsel expresses no opinion as to the laws of any jurisdiction other than the states of Oregon, Nevada, Delaware and Federal law. The opinion of Stoel Rives, LLP as described in this Section 6(f)(ii) shall state that it is being rendered to the Underwriters at the request of the Company.

          (iii) the opinion, dated as of the Closing Time, of Piper & Marbury LLP, Maryland counsel to the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

               (A) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement, the Management Agreement, the Services Agreement, the Servicing Agreements, the Partnership Agreement, the Acquisition Agreements and the Other Transaction Documents and to consummate the transactions described in each such agreement.

               (B) the Company has authorized and outstanding capital stock as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to transactions referred to in the Prospectus including, without limitation, granting of stock options); the Initial Shares and the Option Shares (if any) of the Company have been duly and validly authorized and will be validly issued and fully paid and non-assessable;

               (C) the Shares have been duly and validly authorized by all necessary corporate action and, when issued and delivered pursuant to this Agreement against payment of the consideration therefor, the Shares will be validly issued, fully paid and nonassessable.

               (D) the issuance and sale of the Shares by the Company are not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company or under any agreement known to such counsel to which the Company is a party or, to such counsel's knowledge, otherwise.

               (E) this Agreement has been duly authorized, executed and delivered by the Company.

               (F) the Management Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company.

               (G) the Services Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company.

               (H) the WCC Servicing Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company.

               (I) the European Servicing Agreement has been duly authorized, executed and delivered by the Company.

               (I) the Partnership Agreement has been duly authorized, executed and delivered by the Company.

               (J) each of the Acquisition Agreements has been duly authorized, executed and delivered by the Company.

               (K) each of the Other Transaction Documents to which the Company is a party has been duly authorized, executed and delivered by the Company.

               (L) the execution, delivery and performance of each of this Agreement, the Management Agreement, the Services Agreement, the WCC Servicing Agreement, the UK Servicing Agreement, the Partnership Agreement, the Acquisition Agreements and the Other Transaction Documents (to which the Company is a party) by the

     Company, and the consummation of the transactions contemplated herein and therein and compliance by the Company, with its obligations hereunder and thereunder will not result in violation of the provisions of the charter or bylaws of the Company, or any law, administrative regulation or court decree known to such counsel.

               (M) to such counsel's knowledge, except as disclosed on the Registration Statement and the Prospectus, the Company is not in material breach of, or in material default under (nor has any event occurred which with notice, lapse of time, or both would constitute a material breach of, or material default under) its charter or bylaws.

               (N) the statements under the captions "Risk Factors" (insofar as such statements describe matters of Maryland law) "Description of Capital Stock," and "Certain Provisions of Maryland Law and of WREIT's Charter and Bylaws," in the Registration Statement and Prospectus, insofar as such statements describe legal documents or statutes, rules or regulations, constitute fair summaries thereof.

     Piper & Marbury LLP, Maryland counsel to the Company, is permitted to state that such counsel expresses no opinion as to laws of any jurisdiction other than the State of Maryland and Federal law. The opinion of Piper & Marbury LLP described in this Section 6(f)(iii) shall state that it is being rendered to the Underwriters at the request of the Company.

          (iv) a letter, dated as of the Closing Time, of Proskauer Rose LLP, addressed to the Representatives stating that such Representatives are entitled to rely on the opinion filed with the Registration Statement as
     Exhibit 8.1, in form and substance satisfactory to Friedman, Billings, Ramsey & Co., Inc.

          (v) the opinion, dated as of the Closing Time, of Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, with respect to such matters as the Underwriters may request.

     (g) At the Closing Time, the Representatives shall have received a certificate of the Chief Executive Officer and the President of the Company, dated as of the Closing Time, to the effect that the representations and warranties in Section 3 are true and correct with the same force and effect as though made at the date of such certificate, subject to any exceptions that, in the reasonable judgment of the Representatives, are not material.

     (h) All Initial Investments shall be acquired pursuant to the Acquisition Agreements in form and substance satisfactory to Friedman, Billings, Ramsey & Co., Inc.

     (i) At the Closing Time or the relevant Date of Delivery, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the operations, business, prospects or condition, financial and other, of the Company and the Operating Partnership, taken as a whole; and no transaction which is material and unfavorable to the Company shall have been entered into by the

Company or the Operating Partnership, the effect of which, in the reasonable opinion of the Representatives, is so material and adverse as to make it impractical or inadvisable to proceed with the public offering or delivery of the Shares being delivered at the Closing Time or Date of Delivery.

     (j) At the time of execution and delivery of this Agreement, the Representatives shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that (i) they are independent accountants with respect to the Company within the meaning of the Securities Act and the Securities Act Regulations; (ii) it is their opinion that the balance sheet of the Company included in the Registration Statement and the Prospectus and covered by their opinion therein complies in form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing came to their attention that caused them to believe that, at a specified date not more than five days prior to the date of this Agreement, there has been any change in the assets, liabilities or stockholders' equity of the Company, as compared with the amounts shown in the balance sheet included in the Registration Statement and the Prospectus; and (iv) in addition to the audit referred to in their opinion and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information included in the Registration Statement and the Prospectus and specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company identified in such letter.

     (k) At the Closing Time, the Representatives shall have received from Arthur Andersen LLP a letter dated as of the Closing Time to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
(k) of this Section, except that the "specified date" referred to shall be a date not more than five days prior to the Closing Time.

     (l) At the time of execution and delivery of this Agreement, the Company shall have received from each of Andrew A. Wiederhorn and Lawrence A. Mendelsohn a written agreement (a "Lock-up Agreement") to the effect that such person will not, for a period of 180 days from the date of the Prospectus, offer to sell, contract to sell, or otherwise sell, dispose of, loan, or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into exercisable for or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or any affiliate or with respect to which such person has or hereafter acquires the power of Disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) with respect to up to 85% of such Securities in connection with pledges to secure obligations for borrowed money, or (iii) with the prior written consent of the Representatives; and copies of such Lock-up Agreements shall have been provided to the Representatives.

     (m) At the time of execution and delivery of this Agreement, the Company shall have received a Lock-Up Agreement to the effect that WFSG will refrain during a period of two years from the date of the Prospectus, without the prior written consent of the Representatives, from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing , and (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or securities convertible into or exchangeable for Common Stock, in cash or otherwise, provided that the Manager continues to serve as the manager of the Company pursuant to the Management Agreement during such period.

     (n) In the event the Underwriters exercise their option to purchase all or any portion of the Option Shares, the representations and warranties of the Company and the Operating Partnership contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery, and the Representatives shall have received:

          (i) a certificate, dated such Date of Delivery, of the Chief Executive Officer and the President of the Company, in their capacities as such, confirming that the certificate delivered at Closing Time pursuant to subsection (g) of this Section remains true and correct as of such Date of Delivery; subject to any exceptions that, in the reasonable judgment of the Representatives, are not material.

          (ii) the opinions of Proskauer Rose LLP, Stoel Rives LLP and Piper & Marbury LLP, the separate letter of Proskauer Rose LLP referenced in subsection (f)(i), and the reliance letter of Proskauer Rose LLP referenced in subsection (f)(iv), in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Shares and otherwise substantially to the same effect as the opinions and letters required or permitted by subsections (f)(i), (f)(ii),
     (f)(iii) and (f)(iv) of this Section.

          (iii) the opinion of Gibson, Dunn & Crutcher LLP, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by subsection (f)(v) of this Section.

          (iv) a letter from Arthur Andersen LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to the Representatives pursuant to subsection (i) of this Section, except that the "specified date" in the letter furnished pursuant to this subsection
     (n)(iv) shall be a date not more than five days prior to such Date of Delivery.

     (o) The Company shall have furnished counsel for the Underwriters with such documents and (as they relate to Delaware, New York, Maryland, Oregon and Federal law) opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained as of the Closing Time or any Date of Delivery.

     (p) The Company, the Operating Partnership and the Manager shall have furnished to the Representatives such other documents, certificates and opinions as to (i) the accuracy and completeness of any statement in the Registration Statement and the Prospectus or any amendment or supplement thereto, (ii) the representations, warranties and the statements of the Company contained herein and in the Management Agreement, and the (iii) performance by the Company, the Operating Partnership, WFSG and the Manager of its covenants contained herein or therein, as of the Closing Time or any Date of Delivery as the Underwriters may reasonably request.

     (q) Each of the Selling WFSG Entities, Wilshire 1 and Wilshire 2 shall have furnished to the Underwriters such documents and certificates as to any representations, warranties and covenants of the Selling WFSG Entities, Wilshire 1 or Wilshire 2, as the case may be, contained in the Acquisition Agreements and the performance by the Selling WFSG Entities, Wilshire 1 or Wilshire 2, as the case may be, of any covenants therein and the fulfillment of any conditions contained therein as the Underwriter's may reasonably request.

     7.  Termination:
         -----------

     (a) If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company is unable to comply with any of the terms of the Agreement, then the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided under Sections 5 and 9 hereunder) or to one another hereunder.

     (b) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Date of Delivery, if trading in securities on the New York Stock Exchange shall have been suspended (including automatic halts in trading pursuant to market decline triggers other than those in which solely program trading is temporarily halted) or minimum prices or other material limitation in trading in securities generally shall have been established on the New York Stock Exchange or Nasdaq National Market, or if a banking moratorium shall have been declared either by the United States or New York state or authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the judgment of the Representatives, make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

     (c) If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

     8.  Increase in Underwriters' Commitments:
         -------------------------------------

     If any Underwriter shall default at Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date (the "Defaulted Shares"), then:

     (a) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased by such Underwriter on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters.

     (b) if the total number of Defaulted Shares exceeds 10% of the total number of Shares to be purchased by such Underwriter on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

     If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the like effect as if such substituted Underwriter had originally been named in this Agreement.

     9.   Indemnification and Contribution.
          --------------------------------

     (a) Each of the Company, the Operating Partnership and WFSG agrees jointly and severally, to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made in the Registration Statement not misleading or arises out of or is based on an omission or alleged omission to state a material fact required to be stated in the Prospectus or necessary to make the statements therein, in light of circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement or such Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading, provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or the Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) with respect to any person asserting any such loss, expense, liability or claim which is the subject thereof if any subsequent Preliminary Prospectus or the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of such subsequent Preliminary Prospectus or the Prospectus, as the case may be, to such person at or prior to the written confirmation of the sale of Shares to such person, unless such failure resulted from non-compliance by the Company with Section 4(e). The obligations of WFSG under this Agreement shall terminate at Closing Time.

     If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company, the Operating Partnership or WFSG pursuant to the preceding paragraph, such Underwriter shall promptly notify the Company, the Operating Partnership or WFSG, as the case may be, in writing of the institution of such action and the indemnifying party shall assume the defense of such action, including the employment of counsel and payment of expenses. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the indemnifying party and which counsel to the indemnified party believes may present a conflict of interest for one counsel to represent both the indemnified party and indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without the written consent of the indemnifying party.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and the Operating Partnership, directors and officers of the Company, and any person who controls the Company and the Operating Partnership within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company and the Operating Partnership or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading. The statements set forth in the last paragraph on the cover page and under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of this
Section 9.

     If any action is brought against the Company, any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters and which counsel to the indemnified party believes may present a conflict of interest for one counsel to represent both the indemnified party and indemnifying party (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter.

     (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Operating Partnership or WFSG on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Operating Partnership or WFSG on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Operating Partnership or WFSG on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, the Operating Partnership or WFSG bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, the Operating Partnership or WFSG on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Operating Partnership, WFSG or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (d) The Company, the Operating Partnership, WFSG and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

     10.  Survival.  The indemnity and contribution agreements contained in
          --------
Section 9 and the covenants, warranties and representations of the Company and the Operating Partnership contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, the Operating Partnership, WFSG, directors and officers of the Company or WFSG or any person who controls the Company, the Operating Partnership or WFSG within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and shall survive the sale and delivery of the Shares. The indemnity and contribution agreements contained in Section 9 and the covenants and agreements contained in Section 5 of this Agreement shall survive any termination of this Agreement. The Company, the Operating Partnership, WFSG and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company or WFSG, against any of the officers and directors of the Company or WFSG, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

     11.  Notices:
          -------

     Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention:
Syndicate Department; and if to the Company, the Operating Partnership or WFSG, shall be sufficient in all respects if delivered to the Company, the Operating Partnership, or WFSG at the offices of the Company at 1776 SW Madison Street, Portland, Oregon 97205, Attention: Lawrence A. Mendelsohn.

     12.  Governing Law:  This Agreement shall be governed by, and construed in
          -------------
accordance with, the internal laws of the State of New York as applied to contracts made and performed entirely within the State of New York, excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York. The Company, the Operating Partnership and WFSG hereby irrevocably submit to the exclusive jurisdiction of any State of New York court or any federal court sitting in the City of New York, New York in respect of any suit, action or proceeding related to this Agreement or any of the matters contemplated hereby, irrevocably waives any defense of lack of personal jurisdiction and irrevocably agrees that all claims in respect of any suit, action or proceeding may be heard and determined in any such court. The Company, the Operating Partnership and WFSG irrevocably waive, to the fullest extent they may effectively do so under applicable law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     13.  Headings:
          --------

     The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     14.  Parties in Interest:
          -------------------

     The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Operating Partnership, WFSG and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.


     15.  Counterparts:
          ------------

     This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

     If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership, WFSG and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter shall constitute a binding agreement among the Company, the Operating Partnership, WFSG and the Underwriters.

                              Very truly yours,

                              WILSHIRE REAL ESTATE INVESTMENT TRUST INC.

                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------



                              WILSHIRE REAL ESTATE PARTNERSHIP L.P.

                              By: Wilshire Real Estate Investment Trust Inc., its general partner

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                              WILSHIRE FINANCIAL SERVICES GROUP INC.

                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
PRUDENTIAL SECURITIES INCORPORATED
BLACK & COMPANY, INC.

By:   FRIEDMAN, BILLINGS, RAMSEY & CO., INC.,
      for itself and on behalf of the Representatives
      and Underwriters named on Schedule I hereto.

      By:
         --------------------------------------------
         James Neuhauser
         Managing Director

                                   SCHEDULE I

                            Schedule of Underwriters


                                                       Number of Initial
Underwriter                                         Shares to be Purchased
-----------                                         ----------------------
Friedman, Billings, Ramsey & Co., Inc.
Prudential Securities Incorporated
Black & Company, Inc.


    Total......................................
                                                    ======================

                                  SCHEDULE II

                          Other Transaction Documents



Lock-Up Agreements

1998 Employee Stock Plan

Option Agreement from WFSG to the Operating Partnership for certain International Investments

Registration Rights Agreement


                                       1